CAROLINA BANK
HOLDINGS, INC.



BUILDING FOR THE FUTURE

ANNUAL REPORT

Our Mission

To provide the highest quality customer service in our community through a value-added banking relationship.

Utilize the highest level of personnel resources and technology to effectively manage the bank and ensure our financial institution is safe and sound.

Create a challenging and rewarding environment for our employees, where each individual feels empowered to take action and do the right thing.

Generate profitable growth to make this a shareholder-driven institution, and to make a positive impact on the economic vitality of our community.

To provide products and services which are flexible and allow customers to control their personal finances wisely.

Our Vision

By Year 2006, we are a full service community bank of $300MM or greater in assets, with a concentration in Guilford County and a presence in adjoining markets. In addition to our core competency in commercial banking, we have built a broad-based consumer following, building on long-term relationships. We provide a broad array of value-added products and service. By leveraging an experienced and committed staff, we produce consistent, superior services and shareholder value. The management and Board of Directors have a long-term vision for the bank and are committed to remaining independent and to providing maximum value for the shareholders.

Overview

Holding Company	• Carolina Bank Holdings, Inc.
Holding Co. Subsidiaries	• Carolina Bank CBHI Capital Trust I
Bank Divisions	• Carolina Financial Services (pending)
Branches	• Friendly Shopping Center Lawndale Drive Jefferson Village
Shares Outstanding	• 1.032 Million
Management	Robert T. Braswell - CEO T. Allen Liles - CFO Gunnar N. R. Fromen - Senior Loan Officer Vince Howard, Jr. – Credit Administration Thomas E. Smith - Retail Banking

History of the Bank

- Opened November, 1996
- New main office completed in July, 2000
- Formed Holding Company in August, 2000
- Completed Trust Preferred Offering of $3 million in March 2001
- Opened 3rd Office at Jefferson Village in December, 2001

Financial Overview

Total Assets

(In Millions)


4 - Year CAGR of 48.9%
$175
$150
$125
$100
$75
$50
$25
$0
1997
1998
1999
2000
2001
2002P

P - Projected

Financial Overview

Total Deposits

(In Millions)

4 – Year CAGR of 51.9%


$150
$125
$100
$75
$50
$25
$0
1997
1998
1999
2000
2001
2002P

P - Projected

Financial Overview

Total Loans

(In Millions)



4 - Year CAGR of 54.4%
$150
$125
$100
$75
$50
$25
$0
1997
1998
1999
2000
2001
2002P

P - Projected

Exceptional Asset Quality



NPA's + 90 Days Past Due / Total Assets
0.4
0.375
0.35
0.325
0.3
0.275
0.25
0.225
0.2
0.175
0.15
0.29
0.38
CLBH
Peer Group

* 25 NC banks of relative size and age - 11/30/01 ; CLBH – 12/31/01

Exceptional Asset Quality


Reserves / NPA's + 90 Days Past Due
310
300
290
280
270
260
250
309
271
CLBH
Peer Group*

* 25 NC banks of relative size and age - 11/30/01 ; CLBH – 12/31/01

Fee Income

Excluding Security Gains

2001 Highlights:

- Checking Service Charges - $158,000 ($81,000 Commercial)
- NSF Fees - $176,000
- Mortgage banking fees $178,000



3 - Year CAGR of 46.7%
600
500
400
300
200
100
0
'98
'99
'00
'01
Non-Interest Income $000's

Net Interest Income

2001 Highlights:

- NII grew 2.9% in 2001
- Asset sensitive balance sheet resulted in declining interest rate spread: 2.34% in 2001; 3.04 in 2000; 3.25% in 1999
- Rate spread should increase in 2002 as many CDs reprice downward



3 - Year CAGR of 28.6%
4,000
3,750
3,500
3,250
3,000
2,750
2,500
2,250
2,000
1,750
1,500
'98
'99
'00
'01
Net Interest Income

Services

1st Quarter 2001 New Offerings

- Internet Banking
- Carolina Financial Services to offers brokerage services (stocks, bonds, mutual funds, annuities, life insurance) through UVEST Financial Services
- Check Guard or NSF protection

Financial Overview



($000's)
Net Income
900
700
500
300
100
-100
-300
-500
1997
1998
1999
2000
2001
p2002

P=Projected

Financial Overview



Earnings Per Share
(adjusted for stock split)
$0.80
$0.60
$0.40
$0.20
$0.00
($0.20)
($0.40)
($0.60)
1997
1998
1999
2000
2001
P2001

P=Projected

Technology



- 5 ATMs
- Fiserv ITI Service Center
- FiSERV Sales Platform (implemetation 5/01)
- Internet Banking (implementation 3/01)
- Telephone Banking
- Debit Cards
- Loan Platform

CLBH Stock Facts

- Over 800 registered shareholders
- CEDE & CO. holds % of shares
- Equity Research Service provides quarterly financial analysis
- Considering NASDAQ Small Cap listing

CLBH Stock Opportunities

Bank Stock Valuations (Price/Book)

- Southeastern peer group of De Novo Banks = 1.38
- Southeastern peer group of non De Novo Banks = 1.54

Hypothetical Price of CLBH Using Above valuation

- 1.38 X $9.29 = $12.82
- 1.54 X $9.29 = $14.31

Earnings per Share Recovery

- Yield recovery of .75% = $1,012,000 on $135 million asset earning base = Additional $600,000 after-tax or additional $.58 per share

Enhancing Shareholder Value

- Established a franchise in the attractive Greensboro/Triad market (3rd largest in NC)
- Strong credit culture and quality loan portfolio
- Superior growth achieved by focused execution of strategic vision and plan
- Fee income growth improving through increased focus and expanding products and services
- Relationship banking approach versus transactional

Summary

- A highly profitable and growing banking franchise
- Strong, seasoned management team
- Highly attractive market
- Exceptional asset quality
- Significant growth potential
- Significant upside potential in valuation